UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2008

NOBEL LEARNING COMMUNITIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10031	22-2465204
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1615 West Chester Pike, West Chester, PA	19382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 947-2000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 20, 2008, Nobel Learning Communities, Inc. (the “Company”) entered into a Rights Agreement with StockTrans, Inc., as Rights Agent. The Rights Agreement was entered into pursuant to authorization by the Company’s Board of Directors on July 20, 2008, which included the adoption of a Shareholder Rights Plan and the declaration of a dividend distribution of one right (each a “Right” and collectively, the “Rights”) for each outstanding share of the Company’s common stock to stockholders of record at the close of business on July 31, 2008. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Preferred Stock at a purchase price of $45 per Right, subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement.

A summary of the principal terms of the Rights Agreement is set forth in the press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The summary does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

Please see the disclosure set forth under “Item 1.01. Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 3.03.

Item 5.03.	Amendment to Articles of Incorporation of Bylaws; Change in Fiscal Year.

Effective July 21, 2008, the Company filed a Certificate of Designation with the Secretary of State of the State of Delaware, which amends the Company’s Certificate of Incorporation. The Company’s Board of Directors authorized the filing of the Certificate of Designation at a meeting held on July 20, 2008. Pursuant to the Certificate of Designation, the Board designated 1,000,000 shares of the Company’s Preferred Stock, par value $0.001 per share, as Series A Junior Preferred Stock in connection with the Rights Agreement.

Please see the disclosure set forth under “Item 1.01. Entry into a Material Definitive Agreement,” for a more complete description of the rights and preferences of the Series A Junior Preferred Stock.

The description of the Certificate of Designation is qualified in its entirety by reference to the Certificate of Designation, which is attached hereto as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

On July 21, 2008, the Company issued a press release announcing the adoption of the Shareholder Rights Plan and the declaration of the Rights dividend. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

As discussed therein, the press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company’s other documents filed with the SEC, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

On July 21, 2008, the Company posted on its website a “Q&A” document relating to the Shareholder Rights Plan. The Q&A document is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item	9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Designation specifying the terms of the Series A Junior Preferred Stock, par value $0.001 per share.

4.1	Rights Agreement, dated as of July 20, 2008, between the Company and StockTrans, Inc., which includes as Exhibit A thereto a Form of Certificate of Designation for the Series A Junior Preferred Stock, as Exhibit B thereto a Form of Rights Certificate and as Exhibit C thereto a Summary of Rights to Purchase Shares of Preferred Stock.

99.1	Press Release dated July 21, 2008.

99.2	Q&A Document posted to the Company’s website on July 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nobel Learning Communities, Inc. (Registrant)

July 21, 2008	By:	/s/ George H. Bernstein
	Name:	George H. Bernstein
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Designation specifying the terms of the Series A Junior Preferred Stock, par value $0.001 per share.

4.1	Rights Agreement, dated as of July 20, 2008, between the Company and StockTrans, Inc., which includes as Exhibit A thereto a Form of Certificate of Designation for the Series A Junior Preferred Stock, as Exhibit B thereto a Form of Rights Certificate and as Exhibit C thereto a Summary of Rights to Purchase Shares of Preferred Stock.

99.1	Press Release dated July 21, 2008.

99.2	Q&A Document posted to the Company’s website on July 21, 2008.

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